e-Security Solutions for Competitive Advantage September 4, 2003 1

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. ? 2003 RSA Security Inc. All rights reserved 2

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive 3 Risk Statements (2 of 3) ? 2003 RSA Security Inc. All rights reserved pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K filed on March 26, 2003 and Form 10-Q filed on July 31, 2003. Risk Statements (3 of 3) 4 ? 2003 RSA Security Inc. All rights reserved

Leading Supplier of Identity & Access Management Solutions Two decades of market leadership Proven products and technologies More than 12,000 customers worldwide 1,000+ employees $232 million in FY02 revenue ? 2003 RSA Security Inc. All rights reserved 9

Firewall / VPN Anti-Virus Internet Access Control Intrusion Detection Vulnerability Assessment E-mail Scanning Information Security Market Segments 11 Authentication Access Management Data Privacy Data Integrity Transaction Integrity

Identity & Access Management RSA Security's Family of Solutions Network & Application Integration Authentication Establishing and Managing Trust in Identities Web Access Management Defining and Enforcing Business Policy Embedded Encryption ? 2003 RSA Security Inc. All rights reserved 13

Advancing Business Opportunity Strategic supplier to global leaders: 87% of the Fortune 100 64% of the Fortune 500 88% of the world's top 50 banks ? 2003 RSA Security Inc. All rights reserved 15

Seamless and Transparent Solutions Solutions are designed to fit seamlessly into heterogeneous environments More than 1,000 technology partner relationships around the world Implementing industry standards within our product offerings World-class services organization to support any environment ? 2003 RSA Security Inc. All rights reserved 17

Proven Customer Support Customer Satisfaction & Quality 90% New Maintenance "attach rates" 85% Maintenance renewal rates Customer Support Centers 24x7 "follow the sun" support Excellent customer satisfaction Premium support program for key customers 19 ? 2003 RSA Security Inc. All rights reserved

Identity & Access Management Market Drivers ? 2003 RSA Security Inc. All rights reserved Increase Revenues • e-Business enablement Revenue enhancement Competitive advantage Mitigate Risk • High-value information • High-value transactions Comply with Regulation • Government Industry Remote Access Single Sign-On Web Applications Web Services Identity Theft Fraud FIPS HIPPA 21

Traditional RSA Strong Authentication Market 270M 30M (11%) 6M (20%) 1998 3M 300M 60M (20%) 15M (25%) 2002 10M WW Business Users WW Remote Access Users WW Remote Access Users with Strong Authentication Active RSA SecurID Users Source: US Census, Gartner, Frost & Sullivan & RSA Security 23 ? 2003 RSA Security Inc. All rights reserved

Identity Management Evolution Value Delivered Adoption Timeline Supply chain integration Shared leads - CRM Inventory and fulfillment Channel optimization Real-time B2B negotiations and transactions Consumer single sign-on Shared security infrastructure Transaction context sharing Cost savings Ease of use/efficiency Future Application Immediate Application Customers Partners Employees ? 2003 RSA Security Inc. All rights reserved 25

Today's Challenge Multiple IDs, Multiple Sign-on in a complex environment Enterprise B Employees Portal VPN Portal Employees Proprietary integration ? 2003 RSA Security Inc. All rights reserved 27 IDs IDs IDs IDs IDs IDs IDs IDs IDs IDs

Portal Supply Chain Partner Application Platform (J2EE) Remote Access VPN Local Area Network Application Platform (.NET) A View of the Future Consolidated Identity Management between business partners Portal Application Platform Employees, Customers, Partners Portal ? 2003 RSA Security Inc. All rights reserved 29 Identity & Access Management IDs

Our Competitive Advantage Identity Management System is designed to be seamless & transparent Common management tools Common user repository Tighter integration of RSA Security products Easy upgrade to RSA Security's Identity Management System Flexibility will allow customers to roll out products and new features as necessary ? 2003 RSA Security Inc. All rights reserved 31

? 2003 RSA Security Inc. All rights reserved Sold to 4,400 customers during Q2 2003 Added 1,700 new customers during the first half of 2003 *Based on company estimates 33 Diverse Vertical Markets YTD 2003 Revenue*

Extend leadership position in Identity & Access Management Increase penetration of traditional & growth markets Financial Technology Telecommunications Professional Services Deliver next generation technologies & products RSA ClearTrust(r) products RSA(r) Mobile Project NEXUS Build cash flow, profitability & revenue Government Health Care Pharmaceuticals Manufacturing RSA ACE/Server(r) & Authenticators RSA Keon(r) products RSA SecurID(r) passage Near-Term Strategic Objectives ? 2003 RSA Security Inc. All rights reserved 35

Financial Performance

Q2 2003 Financial Highlights Revenues increased to $63.4M Up 12% versus prior year Above Q1 guidance of $58-$63M GAAP earnings per share $0.05 Above EPS guidance of breakeven - $0.04 Cash increased by $14M to $129M DSO improved to 38 days Received tax refund of $52M in July ? 2003 RSA Security Inc. All rights reserved 39

Revenue Trends Q1 2002-Q2 2003 $ in millions Total revenue increased 12% year over year Enterprise revenue increased 18% year over year ? 2003 RSA Security Inc. All rights reserved $48.8 $6.7 $49.5 $7.1 $53.4 $5.6 $52.9 $8.1 $55.5 $5.8 $58.3 $5.1 0 10 20 30 40 50 60 70 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Developer/OEM Enterprise $55.5 $56.6 $59.0 $61.0 $61.3 $63.4 41

Revenue Mix - Q2 2003 Geography Mix Americas revenue increased 16% year over year EMEA & APJ revenues increased 7% year over year Americas 62% EMEA 29% Asia Pac & Japan 9% Direct 38% Distributors 40% Resellers 22% Channel Mix 43 ? 2003 RSA Security Inc. All rights reserved

Financial Results - Balance Sheet Summary ($ in Millions) Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Cash & Marketable Securities 69.5 $ 71.4 $ 92.2 $ 103.0 $ 115.4 $ 129.4 $ Accounts Receivable, net 40.6 33.9 34.7 35.7 28.9 26.7 Inventory 7.9 6.8 5.6 2.3 2.0 2.5 Refundable income taxes 21.2 38.6 23.4 57.6 57.6 57.6 Total Assets 514.5 503.3 496.5 484.4 483.4 491.3 Convertible Debt 76.4 76.8 77.1 77.5 77.8 78.2 Total Equity 341.0 $ 316.1 $ 308.3 $ 263.4 $ 267.0 $ 276.6 $ DSO 66 55 54 54 42 38 45 ? 2003 RSA Security Inc. All rights reserved

Financial Performance - P&L % of Revenue Q1 2002 - Q2 2003 *The amounts presented above for FY 2002 are results from core operations (non-GAAP). On April 10, 2003 and July 17, 2003 RSA Security reported Q1 03 & Q2 03 results on a GAAP basis. At that time, RSA Security included a full reconciliation of its current GAAP reporting with historical (non-GAAP) results from core operations in 2002, which are available on the Company's website at www.rsasecurity.com. Management believes that providing this data will enable investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. 47 ? 2003 RSA Security Inc. All rights reserved

Investment Summary Expanding IT security market Market leadership position Proven products and technology Large and expanding customer base Building profitability and cash flow Building Shareholder Value and Confidence ? 2003 RSA Security Inc. All rights reserved 49